                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): February 13, 1998



                              SI TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)



            DELAWARE                     0-12370              95-3381440
(State or Other Jurisdiction of        (Commission      (IRS Employer ID. No.)
Incorporation or Organization)         File Number)



           4611 South 134th Place
            Seattle, Washington                      98168
  (Address of Principal Executive Offices)         (Zip Code)

                                 (206) 244-6100
              (Registrant's Telephone number, including area code)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On February 13, 1998 SI Technologies, Inc. (the "Company") merged, in a pooling of interest merger, with NV Technology, Inc., a Las Vegas, Nevada corporation engaged in the force measurement device industry.

                  The effect of the merger was an exchange of all the outstanding capital stock of NV Technology for 200,000 shares of SI Technologies, Inc. common stock. The value of the consideration was determined by reference to NV Technology's past operating history and the Company's analysis of its future potential.

         (b) NV Technology, Inc. is an operating company. The Company currently intends to continue to operate NV Technology as a separate subsidiary.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)      Pro Forma Financial Information.

                  (i) Unaudited Pro Forma combined condensed financial statements of the Company and NV Technology, Inc. for the years ended July, 31, 1996 and July 31, 1997 and the three months ended October 31, 1997.

         (c)      Exhibits.

                  (i) Acquisition Agreement and Plan of Merger dated February 12th, 1998 among SI Technologies, Inc., NV Technology, Inc.(a Washington corporation), NV Technology, Inc. (a Nevada corporation), Marvin Moist and Ted Dawson.


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  February 27, 1998

                                               SI TECHNOLOGIES, INC.


                                          By   /s/  Rick A. Beets
                                             -------------------------------
                                               Rick A. Beets, President


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
                              SI TECHNOLOGIES, INC.

                PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (unaudited)


The accompanying unaudited pro forma combined condensed financial statements have been derived from the historical results of operations of SI Technologies, Inc. ("SI") and NV Technology, Inc. ("NV") for the years ended July 31, 1996 and July 31, 1997 and the three months ended October 31, 1997 and financial position as of October 31, 1997.

The unaudited pro forma combined condensed financial statements are presented for informational purposes only and do not purport to be indicative of the operating results that actually would have occurred if the acquisition had been consummated on August 1, 1995, nor which may result from future operations. The pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable. The acquisition has been accounted for using the pooling of interest method of accounting. An adjustment has been made to the SI Technology, Inc. common shares to reflect the consideration of 200,000 shares of SI common stock exchanged for the outstanding stock of NV Technology, Inc. These pro forma financial statements should be read in conjunction with the historical financial statements and related notes of the Company and the acquisition document.


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
                              SI TECHNOLOGIES, INC.
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                   (unaudited)


                                                                           Historical
                                                                        October 31, 1997
                                                                  -----------------------------
                                                                                       NV               Pro Forma
Assets                                                                SI            Technology         Combined
                                                                  -----------       -----------       -----------

Current assets:
     Cash                                                         $    78,196       $    30,637       $   108,833
     Trade accounts receivable, less allowance for doubtful
       accounts of $115,688 and $33,714 respectively                3,168,365           279,944         3,448,309
     Inventory                                                      3,228,382           464,205         3,692,587
     Deferred tax asset                                               250,945              --             250,945
     Refundable income taxes                                          382,701              --             382,701
     Other current assets                                             166,552            58,151           224,703
                                                                  -----------       -----------       -----------

         Total current assets                                       7,275,141           832,937         8,108,078
                                                                  -----------       -----------       -----------

Property and equipment, less accumulated depreciation
 and amortization                                                   1,103,618           313,407         1,417,025

Other assets:
     Intangible assets, net                                         7,442,586           191,106         7,633,692
     Other                                                            586,140            12,215           598,355

                                                                  $16,407,485       $ 1,349,665       $17,757,150
                                                                  ===========       ===========       ===========

Liabilities and stockholders' equity
Current liabilities:
     Notes payable to bank                                        $ 3,000,000       $    50,000       $ 3,050,000
     Current maturities of long-term debt                             392,800           157,752           550,552
     Put obligations                                                  325,000              --             325,000
     Trade accounts payable                                         1,468,838           119,213         1,588,051
     Accrued liabilities                                              696,743           182,148           878,891
                                                                  -----------       -----------       -----------

          Total current liabilities                                 5,883,381           509,113         6,392,494
                                                                  -----------       -----------       -----------

Long term debt                                                      4,534,543           382,674         4,917,217
Deferred taxes                                                        178,300              --             178,300

Total stockholders' equity                                          5,811,261           457,878         6,269,139

                                                                  $16,407,485       $ 1,349,665       $17,757,150
                                                                  ===========       ===========       ===========


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
                              SI TECHNOLOGIES, INC.
               PRO FORMA COMBINED CONDENSED STATEMENTS OF EARNINGS
                                   (unaudited)


                                                             Historical
                                                     For the Twelve Months Ended
                                                            July 31, 1996
                                                  --------------------------------
                                                                           NV              Pro Forma
                                                       SI              Technology           Combined
                                                  ------------        ------------        ------------
Net sales                                         $ 11,087,537        $  1,298,240        $ 12,385,777
Cost of sales                                        5,771,310             995,565           6,766,875
                                                  ------------        ------------        ------------
Gross profit                                         5,316,227             302,675           5,618,902

Operating expenses:
     Selling and general and administrative          3,061,989             131,855           3,193,844
     Research, development and engineering           1,171,792              28,620           1,200,412
     Amortization of intangibles                        96,774              14,970             111,744
                                                  ------------        ------------        ------------
                                                     4,330,555             175,445           4,506,000
                                                  ------------        ------------        ------------

Earnings from operations                               985,672             127,230           1,112,902

Interest expense                                      (112,355)            (28,409)           (140,764)
Other income, net                                       57,288             (13,456)             43,832
                                                  ------------        ------------        ------------

Net earnings before income taxes                       930,605              85,365           1,015,970

Income tax expense                                    (349,416)               --              (349,416)
                                                  ------------        ------------        ------------

Net earnings                                      $    581,189        $     85,365        $    666,554
                                                  ============        ============        ============

Net earnings per common
 and common equivalent share                      $       0.24                            $       0.25
                                                  ============                            ============

Weighted average shares outstanding                  2,426,088             200,000           2,626,088
                                                  ============        ============        ============


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
                              SI TECHNOLOGIES, INC.
               PRO FORMA COMBINED CONDENSED STATEMENTS OF EARNINGS
                                   (unaudited)


                                                             Historical
                                                     For the Twelve Months Ended
                                                             July 31, 1997
                                                  --------------------------------
                                                                           NV              Pro Forma
                                                       SI              Technology           Combined
                                                  ------------        ------------        ------------
Net sales                                         $ 12,894,711        $  1,228,532        $ 14,123,243
Cost of sales                                        7,149,675           1,006,076           8,155,751

                                                  ------------        ------------        ------------
Gross profit                                         5,745,036             222,456           5,967,492

Operating expenses:
     Selling and general and administrative          3,586,262             252,325           3,838,587
     Research, development and engineering             802,427              23,123             825,550
     Amortization of intangibles                       125,598              21,528             147,126
                                                  ------------        ------------        ------------
                                                     4,514,287             296,976           4,811,263
                                                  ------------        ------------        ------------

Earnings from operations                             1,230,749             (74,520)          1,156,229

Interest expense                                      (291,108)            (30,199)           (321,307)
Other income, net                                       (5,956)             21,310              15,354
                                                  ------------        ------------        ------------

Net earnings (loss) before income taxes                933,685             (83,409)            850,276

Income tax expense                                    (351,000)               --              (351,000)
                                                  ------------        ------------        ------------

Net earnings (loss)                               $    582,685        $    (83,409)       $    499,276
                                                  ============        ============        ============

Net earnings (loss) per common
 and common equivalent share                      $       0.24                            $       0.19
                                                  ============                            ============

Weighted average shares outstanding                  2,456,047             200,000           2,656,047
                                                  ============        ============        ============


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
                              SI TECHNOLOGIES, INC.
               PRO FORMA COMBINED CONDENSED STATEMENTS OF EARNINGS
                                   (unaudited)


                                                            Historical
                                                     For the Three Months Ended
                                                         October 31, 1997
                                                  ------------------------------
                                                                          NV             Pro Forma
                                                       SI             Technology          Combined
                                                  -----------        -----------        -----------
Net sales                                         $ 4,895,050        $   450,590        $ 5,345,640
Cost of sales                                       2,716,585            285,096          3,001,681

                                                  -----------        -----------        -----------
Gross profit                                        2,178,465            165,494          2,343,959

Operating expenses:
     Selling and general and administrative         1,230,128            101,438          1,331,566
     Research, development and engineering            258,410              6,708            265,118
     Amortization of intangibles                       71,378              5,283             76,661
                                                  -----------        -----------        -----------
                                                    1,559,916            113,429          1,673,345
                                                  -----------        -----------        -----------

Earnings from operations                              618,549             52,065            670,614

Interest expense                                     (284,503)            (9,579)          (294,082)
Other income, net                                       3,087               --                3,087
                                                  -----------        -----------        -----------

Net earnings before income taxes                      337,133             42,486            379,619

Income tax expense                                   (139,000)              --             (139,000)
                                                  -----------        -----------        -----------

Net earnings                                      $   198,133        $    42,486        $   240,619
                                                  ===========        ===========        ===========

Net earnings per common
 and common equivalent share                      $      0.08                           $      0.09
                                                  ===========                           ===========

Weighted average shares outstanding                 2,543,564            200,000          2,743,564
                                                  ===========        ===========        ===========


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
EXHIBIT INDEX


                                                                                     SEQUENTIALLY
EXHIBIT NO.       DESCRIPTION                                                        NUMBERED PAGE
   2.1            Acquisition Agreement and Plan of Merger dated February 12th
                  1998 among SI Technologies, Inc., NV Technology, Inc.(a
                  Washington corporation), NV Technology, Inc. (a Nevada
                  corporation), Marvin Moist and Ted Dawson.


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